UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

    On October 29, 2010, Emergent BioSolutions Inc. (“Emergent”) filed a Current Report on Form 8-K (the “Initial Report”) disclosing the completion of Emergent’s acquisition of Trubion Pharmaceuticals, Inc.. The Initial Report also contained Emergent’s undertaking to file the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K relating to the acquisition.  This Current Report on Form 8-K/A amends the Initial Report to include the financial statements, pro forma financial information and exhibits as required by Items 9.01(a) and (b) of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01.    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

The unaudited balance sheets, statements of operations and statements of cash flows of Trubion Pharmaceuticals, Inc. as of and for the six months ended June 30, 2010, and accompanying notes; and the audited balance sheets as of December 31, 2009 and 2008, and the related statements of operations, stockholders equity (deficit), and cash flows for each of the three years in the period ended December 31, 2009 for Trubion Pharmaceuticals, Inc. and accompanying notes.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of Emergent BioSolutions Inc. and Trubion Pharmaceuticals, Inc. for the six months ended June 30, 2010; for the fiscal year ended December 31, 2009; and the unaudited pro forma condensed combined balance sheet of Emergent BioSolutions Inc. and Trubion Pharmaceuticals, Inc as of June 30, 2010 and the accompanying notes.

(d)   Exhibits

Exhibit Number                                             Description

23.1	Consent of Independent Registered Public Accounting firm.
99.1
Unaudited balance sheets, statements of operations and statements of cash flows of Trubion Pharmaceuticals, Inc. as of and for the six months ended June 30, 2010 and the audited balance sheets as of December 31, 2009 and 2008, and the related statements of operations, stockholders equity (deficit), and cash flows for each of the three years in the period ended December 31, 2009 for Trubion Pharmaceuticals, Inc.

99.2
The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2010 and for the fiscal year ended December 31, 2009, the unaudited pro forma condensed combined balance sheet as of June 30, 2010, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2011	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ R. Don Elsey R. Don Elsey Chief Financial Officer